[LETTERHEAD OF SIGA PHARMACEUTICALS]

March 5, 1999

Oregon State University
Office of Contract Administration
306 Kerr Administration
Corvallis, Oregon 97331-2147
Attn: Mr. Clem LaCava

Dear Mr. LaCava:

This letter is to confirm Siga Pharmaceuticals, Inc.'s intent to continue sponsored research at Oregon State University in the laboratory of Dr. Dennis Hruby, (Contract # J0262A). The term of the renewal is for the period January 1, 1999 through December 31, 1999. Payment for the year will be $100,000 payable in monthly installments of $8,333.33. The University will bill Siga at the end of each month.

Siga Pharmaceuticals, Inc. has the option to cancel this agreement on thirty days written notice.

If the terms of this agreement are acceptable to the University, please sign one copy of this letter and return it to Siga.

Sincerely,

/s/ Joshua D. Schein

Joshua D. Schein, Ph.D.
Chief Executive Officer

Cc: Dr. Dennis Hruby

Accepted: /s/ Clem LaCava
          -----------------------------
                  CLEM LaCAVA

Print Name: Asst Contract Administrator

Date: 3-9-99